UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida		33172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2016, in connection with a previously announced succession plan, Perry Ellis International, Inc. (the “Company”) announced that Mr. George Feldenkreis had transitioned from his role as Chief Executive Officer to Executive Chairman of the Board, as previously disclosed. In such role, Mr. George Feldenkreis will have an integral role in strategic planning and the development of mergers and acquisitions, international, licensing and other growth opportunities where his experience and extensive knowledge of the Company and the apparel industry can help the Company create value for its shareholders. The Company also announced that Mr. Oscar Feldenkreis would succeed Mr. George Feldenkreis as the Company’s President and Chief Executive Officer effective April 20, 2016.

Mr. George Feldenkreis, 79, founded the Company in 1967, has been involved in all aspects of its operations since that time and served as President and a director until February 1993, at which time he was elected Chairman of the Board and Chief Executive Officer. In 2016, he transitioned from this role to become our Executive Chairman. He is a trustee of the University of Miami, a member of the board of directors of the Greater Miami Jewish Federation, a trustee of the Simon Wiesenthal Board, and a member of the board of directors of the American Apparel and Footwear Association. He is also a director of Federal Mogul Corporation.

Mr. Oscar Feldenkreis, 55, has served as the Company’s Vice Chairman of the Board since 2005, and as its President and Chief Operating Officer since 1993. In 2016, Mr. Feldenkreis succeeded his father to become our Chief Executive Officer. Mr. Feldenkreis was elected the Company’s Vice President and a director in 1979 and joined the Company on a full-time basis in 1980. Mr. Feldenkreis has been involved in all aspects of the Company’s operations since that time. He is a member of the board of directors of FIT’s Educational Foundation for the Fashion Industries, an advisory board member of My Mela and an advisory board member for the Wharton School of the University of Pennsylvania’s Jay H. Baker Retailing Center. Mr. Oscar Feldenkreis is the son of Mr. George Feldenkreis, the Company’s Executive Chairman of the Board.

In connection with the transition, the Company entered into employment agreements with both Mr. George Feldenkreis and Mr. Oscar Feldenkreis, as more fully described below.

George Feldenkreis Employment Agreement

Mr. George Feldenkreis’ employment agreement provides that he will serve as the Company’s Executive Chairman of the Board of Directors. The employment agreement expires on the date Mr. George Feldenkreis’ employment is terminated, either by death, by the Company or by Mr. George Feldenkreis.

Mr. George Feldenkreis’ employment agreement initially provides for an annual salary of $750,000, subject to annual increases in the sole discretion of the Company’s Board of Directors. Mr. George Feldenkreis is also eligible to participate in the Company’s annual incentive compensation plan with a target bonus opportunity (referred to as the “target bonus”) equal to not less than 100% of his then current base salary. In each case, bonuses will be based on satisfaction of performance criteria established by the Company’s Compensation Committee for each fiscal year during the term of the agreement, which performance criteria will be set within the first 90 days of each fiscal year during the term of the employment agreement. Mr. George Feldenkreis is also eligible to participate in the Company’s applicable long-term incentive compensation plans, as may be established and modified by the Company’s Board of Directors in its sole discretion. Finally, Mr. George Feldenkreis is entitled to participate in certain employee benefit programs and receive certain life insurance benefits and perquisites.

The employment agreement also prohibits Mr. George Feldenkreis from competing with the Company during the employment period and for two years after termination of his employment. In addition, Mr. George Feldenkreis is prohibited from calling on, soliciting or doing business with any of the Company’s customers or clients or employing any employee of the Company (other than his personal administrative assistant(s)) for the purpose of causing such employee to terminate his or her employment with the Company during the employment period and for two years after termination of his employment for any reason.

Upon termination of Mr. George Feldenkreis’ employment by reason of his death, “disability,” termination by the Company without “cause,” as such terms are defined in his employment agreement, or resignation by Mr. George Feldenkreis with at least three months’ advance notice (these events are collectively referred to as “retirement”), Mr. George Feldenkreis or his estate will be entitled to receive (a) his base salary earned but not paid prior to the date of termination, (b) all annual incentive compensation awards with respect to any year prior to the year in which his termination occurred, which have been earned but have not yet been paid, (c) a lump sum cash payment of $1,000,000, (d) 100% of his annual incentive compensation award based on actual performance over the entire performance period (or in the event of an earlier “change in control,” as defined in his employment agreement, through the date of the change in control), compared to the performance goals, (e) all premiums for health insurance for Mr. George Feldenkreis, his spouse and his dependents for as long as they are eligible for COBRA coverage under the Company’s health plan, and (f) any other amounts earned under the employment agreement that have not been paid as of the termination of the employment agreement. All restricted stock, restricted stock units, stock options, stock appreciation rights, and all other equity-based long-term incentive compensation awards will vest pursuant to the original vesting schedule as if Mr. George Feldenkreis were still employed by the Company, subject, in the case of performance-based awards, to actual performance over the entire period (or in the event of an earlier change in control, through the date of the change in control) compared to the performance goals. All long-term performance-based compensation payable in cash and based on a performance metric other than stock price shall be paid based on the achievement of the performance goals. In addition, all stock options held by Mr. George Feldenkreis as of the date of his death or disability that were granted prior to February 1, 2008 shall remain exercisable until such times as they terminate in accordance with the terms of the applicable stock option agreements, and all stock options held by Mr. George Feldenkreis as of the date of his death or disability that were granted on or after February 1, 2008 shall remain exercisable until the earlier of: (a) the stock option’s originally scheduled expiration date, or (b) the end of the one-year period immediately following his death or disability.

Mr. George Feldenkreis’ agreement also provides for severance in the event he is terminated by the Company without cause within six months prior to or two years after a change in control, or if he terminates his employment for “good reason” (as defined in the employment agreement) during such period. In such case, he will be entitled to receive the same amount for base salary, annual incentive compensation awards with respect to all years prior to the year in which termination occurred, health insurance benefits, and other amounts earned under his employment agreement, that would have been due to him in the event of his retirement, as described above. He would also receive (a) his pro rata “target bonus,” as defined in the employment agreement, and (b) all long-term performance-based compensation payable in cash and based on a performance metric other than stock price, determined based on the portion of the performance period completed as of the date of his termination, and assuming that all target goals had been achieved as of the termination date. Additionally, Mr. George Feldenkreis would receive a lump sum cash payment equal to 300% of the sum of (a) the greater of (i) his base salary at the time of termination or (ii) his base salary immediately prior to any reduction that would constitute good reason, and (b) the greater of (i) the target bonus in effect at the time of termination or (ii) the target bonus immediately prior to any reduction that would constitute good reason. All restricted stock, restricted stock units, performance shares, performance units, stock options, stock appreciation rights and all other equity-based long term incentive compensation awards will immediately vest as of the termination date, assuming that all target goals had been achieved as of the termination date, all stock options held by Mr. George Feldenkreis as of the date of his termination that were granted prior to February 1, 2008 shall remain exercisable until such times as they terminate in accordance with the terms of the applicable stock option agreements, and all stock options held by Mr. George Feldenkreis as of his termination that were granted on or after February 1, 2008 shall remain exercisable until the earlier of: (a) the stock option’s originally scheduled expiration date, or (b) the end of the one-year period immediately following his termination.

If Mr. George Feldenkreis’ employment is terminated for any reason other than by the Company for cause and the Company later determines that his employment could have been terminated by the Company for cause or Mr. Feldenkreis breaches the noncompetition or nonsolicitation provisions in the employment agreement, then a “clawback” provision in his employment agreement requires the repayment to the Company immediately upon written demand by the Board of Directors of any amounts paid in conjunction with the termination for other than cause, which amounts would not have otherwise been due in the event of a termination for cause, and all vested and unvested stock options and other equity-based awards then held by Mr. George Feldenkreis will expire.

Oscar Feldenkreis Employment Agreement

Mr. Oscar Feldenkreis’ employment agreement provides that he will serve as the Company’s President and Chief Executive Officer. The employment agreement expires on February 4, 2019.

Mr. Oscar Feldenkreis’ employment agreement initially provides for an annual salary of not less than $1,350,000, subject to annual increases in the sole discretion of the Company’s Board of Directors. Mr. Oscar Feldenkreis is also eligible to participate in the Company’s annual incentive compensation plan with a target bonus equal to not less than 100% of his then current base salary. In each case, bonuses will be based on satisfaction of performance criteria established by the Company’s Compensation Committee for each fiscal year during the term of the agreement, which performance criteria will be set within the first 90 days of each fiscal year during the term of the employment agreement. Mr. Oscar Feldenkreis is also eligible to participate in the Company’s applicable long-term incentive compensation plans, as may be established and modified by the Company’s Board of Directors in its sole discretion. Finally, Mr. Oscar Feldenkreis is entitled to participate in certain employee benefit programs and receive certain life insurance and disability insurance benefits and perquisites.

The employment agreement also prohibits Mr. Oscar Feldenkreis from competing with the Company during the employment period and for two years after termination of his employment unless termination occurs as a result of the expiration of the term of the agreement. In addition, Mr. Oscar Feldenkreis is prohibited from calling on, soliciting or doing business with any of the Company’s customers or clients or employing any employee of the Company (other than his personal administrative assistant(s)) for the purpose of causing such employee to terminate his or her employment with the Company during the employment period and for two years after termination of his employment for any reason. If the agreement expires and Mr. Oscar Feldenkreis’ employment has not been terminated, the prohibition shall continue for one year after such expiration.

Upon termination of Mr. Oscar Feldenkreis’ employment by reason of his death or “disability,” as defined in his employment agreement, Mr. Oscar Feldenkreis or his estate will be entitled to receive (a) his base salary earned but not paid prior to the date of termination, (b) all annual incentive compensation awards with respect to any year prior to the year in which his termination occurred, which have been earned but have not yet been paid, (c) his pro rata “target bonus,” as defined in the agreement, (d) all long-term performance-based compensation payable in cash and based on a performance metric other than stock price determined on a pro rata basis based on the portion of the performance period completed as of the date of his death or disability, and assuming that all target goals had been achieved as of the date of his death or disability, (e) all premiums for health insurance for Mr. Oscar Feldenkreis, his spouse and his dependents for as long as they are eligible for COBRA coverage under the Company’s health plan, and (f) any other amounts earned under the employment agreement that have not been paid as of the termination of the employment agreement. All restricted stock, restricted stock units, performance shares, performance units, stock options, stock appreciation rights and all other equity-based long term incentive compensation awards will immediately vest as of the date of his death or disability, assuming that all target goals had been achieved as of the date of his death or disability. In addition, all stock options held by Mr. Oscar Feldenkreis as of the date of his death or disability that were granted prior to February 1, 2008 shall remain exercisable until such times as they terminate in accordance with the terms of the applicable stock option agreements, and all stock options held by Mr. Oscar Feldenkreis as of the date of his death or disability that were granted on or after February 1, 2008 shall remain exercisable until the earlier of: (a) the stock option’s originally scheduled expiration date, or (b) the end of the one-year period immediately following his death or disability.

Additionally, if the termination of Mr. Oscar Feldenkreis’ employment agreement occurs without cause or for “good reason” (as defined in the agreement), he will receive (a) his base salary earned but not paid prior to the date of termination, (b) all annual incentive compensation awards with respect to any year prior to the year in which his termination occurred, which have been earned but have not yet been paid, and (c) 100% of his annual incentive compensation award based on the achievement of the performance goals with respect to the year in which the termination occurs. All restricted stock, restricted stock units, stock options, stock appreciation rights, and all other equity-based long-term incentive compensation awards will immediately vest as of the termination date except in the case of performance shares, performance units and other performance-based equity awards, which shall vest based on the achievement of the performance goals. All long-term performance-based compensation payable in cash and based on a performance metric other than stock price shall be paid based on the achievement of the performance goals. Additionally, Mr. Oscar Feldenkreis will receive a lump sum cash payment equal to 200% of the sum of (a) the greater of (i) his base salary at the time of termination or (ii) his base salary immediately prior to any reduction that would constitute good reason, plus (b) the greater of (i) the target bonus in effect at the time of termination or (ii) the target bonus immediately prior to any reduction that would constitute good reason. Finally, all stock options that were granted to Mr. Oscar Feldenkreis on or after February 1, 2008, all premiums on health insurance, and any other amounts earned under the employment agreement that have not been paid as of the termination date, will be treated or paid, as the case may be, the same way as if Mr. Oscar Feldenkreis had died or become disabled.

Mr. Oscar Feldenkreis’ agreement also provides for severance in the event he is terminated by the Company without cause within six months prior to or two years after a change in control, or if he terminates his employment for “good reason” (as defined in the agreement) during such period. In such case, he will be entitled to receive the same amount for base salary, annual incentive compensation awards with respect to all years prior to the year in which termination occurred, health insurance benefits, and other amounts earned under his employment agreement, that would have been due to him in the event of his retirement, as described above. He would also receive (a) his pro rata “target bonus,” as defined in the agreement, and (b) all long-term performance-based compensation payable in cash and based on a performance metric other than stock price, determined based on the portion of the performance period completed as of the date of his termination, and assuming that all target goals had been achieved as of the termination date. Additionally, Mr. Oscar Feldenkreis would receive a lump sum cash payment equal to 300% of the sum of (a) the greater of (i) his base salary at the time of termination or (ii) his base salary immediately prior to any reduction that would constitute good reason, and (b) the greater of (i) the target bonus in effect at the time of termination or (ii) the target bonus immediately prior to any reduction that would constitute good reason. All restricted stock, restricted stock units, performance shares, performance units, stock options, stock appreciation rights and all other equity-based long term incentive compensation awards will immediately vest as of the termination date, assuming that all target goals had been achieved as of the termination date, all stock options held by Mr. Oscar Feldenkreis as of the date of his termination that were granted prior to February 1, 2008 shall remain exercisable until such times as they terminate in accordance with the terms of the applicable stock option agreements, and all stock options held by Mr. Oscar Feldenkreis as of his termination that were granted on or after February 1, 2008 shall remain exercisable until the earlier of: (a) the stock option’s originally scheduled expiration date, or (b) the end of the one-year period immediately following his termination.

If Mr. Oscar Feldenkreis’ employment is terminated for any reason other than by the Company for cause and the Company later determines that his employment could have been terminated by the Company for cause or Mr. Oscar Feldenkreis breaches the noncompetition or nonsolicitation provisions in the employment agreement, then a “clawback” provision in his employment agreement requires the repayment to the Company immediately upon written demand by the Board of Directors of any amounts paid in conjunction with the termination for other than cause, which amounts would not have otherwise been due in the event of a termination for cause, and all vested and unvested stock options and other equity-based awards then held by Mr. Oscar Feldenkreis will expire.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Perry Ellis International, Inc. Press Release dated April 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: April 21, 2016	By:	/s/ Cory Shade
Cory Shade, Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Perry Ellis International, Inc. Press Release dated April 21, 2016.

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